UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2022

AMMO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13101	83-1950534
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7681 E. Gray Rd.

Scottsdale, Arizona 85260

(Address of principal executive offices)

(480) 947-0001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	POWW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value	POWWP	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on November 3, 2022, AMMO, Inc. (the “Company”) entered into a Settlement Agreement (the “Settlement Agreement”) with Steven F. Urvan and Susan T. Lokey (collectively with each of their respective affiliates and associates, the “Urvan Group”). The Settlement Agreement provided that, among other things, the Company would convene the 2022 annual meeting of stockholders (the “2022 Annual Meeting”) no later than December 15, 2022. As the Company currently plans to convene its 2022 Annual Meeting after such date, the Company and the Urvan Group have entered into an Amendment to Settlement Agreement, dated November 21, 2022 (the “Amendment”), to provide that the Company shall convene the 2022 Annual Meeting no later than January 5, 2023. The Amendment additionally provides that the Company will (i) pay certain fees and costs for legal services incurred in connection with certain litigation and the role of Mr. Urvan and his affiliates in such litigation and (ii) promptly reimburse Mr. Urvan and Ms. Lokey for reasonable and documented expenses they incurred during the time period of their respective employments with the Company.

Other than as expressly modified pursuant to the Amendment, the Settlement Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on November 7, 2022, remains in full force and effect.

The foregoing description of the Amendment is qualified by the full text of such amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to Settlement Agreement, by and among AMMO, Inc., Steven F. Urvan and Susan T. Lokey, dated November 21, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2022	AMMO, INC.

	By:	/s/ Robert D. Wiley
	Name:	Robert D. Wiley
	Title:	Chief Financial Officer